UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/18/2007

CardioVascular BioTherapeutics, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51172

Delaware	33-0795984
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1635 Village Center Circle Suite 250
Las Vegas, NV 89134
(Address of principal executive offices, including zip code)

702-839-7200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

In July 2007, the Co-President of CardioVascular BioTherapeutics, Inc. (the "Company" and "CVBT"), submitted the first issue of CVBT's Newsletter, which will be sent out to all shareholders.

The Newsletter is to provide information to the Company's shareholders.

A copy of this Newsletter is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CardioVascular BioTherapeutics, Inc.

Date: July 19, 2007	By:	/s/ Mickael A. Flaa
Mickael A. Flaa
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Newsletter dated July 2007 by Co-President of CardioVascular BioTherapeutics, Inc. to it's shareholders announcing company updates and on-going clinical trails status.